Exhibit 99.2 Portland General Electric Earnings Conference Call Second Quarter 2018

Cautionary Statement Information Current as of July 27, 2018 Except as expressly noted, the information in this presentation is current as of July 27, 2018 — the date on which PGE filed its quarterly report on Form 10-Q for the quarter ended June 30, 2018 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include: statements regarding earnings guidance; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including: reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the company’s most recent annual report on form 10-K and the company’s reports on forms 8-K and 10-Q filed with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time. 2

Leadership Maria Pope Presenting President and Today CEO On Today's Call • Carty Generating Station settlement • Financial performance Jim Lobdell • Renewable Request for Proposal Senior VP • Earnings guidance of Finance, CFO and Treasurer • Financial update • 2019 General Rate Case 3

Second Quarter 2018 Earnings Results Q2 2018 Q2 2017 Net Income (millions) $46 $32 Diluted EPS $0.51 $0.36 $0.82 $0.72 $0.51 $1.02 - $1.17 $0.44 $0.48 $0.36 Q1 Q1 Q2 Q2 Q3-Q4Q3 Q4 Q1 Q2 Q3 Q4 2018E Diluted EPS 2017 Diluted EPS $2.25 - $2.40 $2.10 4

Renewable RFP May 2018 June 2018 October 2018 End of 2018 Final RFP issued Proposals received Short list to be Final contract submitted to OPUC execution expected • OPUC acknowledged 100 MWa renewable need identified in 2016 Integrated Resource Plan in December 2017 • Competitive Renewable RFP1 process includes oversight by independent evaluator and review by OPUC • PGE and its partner submitted a benchmark resource ▪ 300 MW nameplate capacity ▪ Qualifies for 100% Production Tax Credit (1) See docket UM 1892 on the OPUC website for details 5

Guidance and Assumptions • $0.12 per diluted share attributed to Carty settlement Revised • Retail deliveries flat to prior year, weather-adjusted 2018 EPS • Normal hydro conditions for the remainder of the year based Guidance: on the current hydro forecast • Wind generation for the remainder of the year based on 5 years of historical levels, or forecast studies when historical $2.25 data is not available to • Normal thermal plant operations for the remainder of the year $2.40 • Depreciation and amortization expense between $365 and $385 million • Operating and maintenance expense between $565 and $585 million • Assumes OPUC approval of the customer information and meter data management systems deferral application 6

Second Quarter Earnings Bridge Earnings per diluted share NVPC $0.06 Weather $(0.05) $0.03 $0.02 $0.51 $0.04 $0.05 $0.36 $0.01 Q2 2017 Gross Margin Plant Maintenance Distribution Cost PTC Other Q2 2018 7

2019 General Rate Case Key Drivers: Investments in the system to better serve customers and continue building a smarter, more resilient grid • Return on equity of 9.5% • Capital structure of 50% debt and 50% equity • Rate base of $4.86 billion • Customer price increase of approx. 4.8%, net of tax reform, effective Jan. 1, 2019 Timeline: • Regulatory review to occur throughout 2018 ▪ July: Filed reply testimony on remaining items ▪ August: Staff and intervenor rebuttal testimony ▪ September: PGE surrebuttal testimony • Final order expected from the commission by end of year 8

Capital Planning Current Capital Outlook $ Millions • Support for continued 800 customer growth 700 $648 • Upgrades and 600 replacement of aging 500 generation, transmission and distribution equipment 400 • Strengthening the grid for 300 $620 natural disasters, cyber $452 $457 $448 $450 200 and physical security 100 • New customer information systems and technology 0 tools 2018 2019 2020 2021 2022 Ongoing Capital Expenditures 1 Customer information system (1) Does not include any capital related to the 2016 IRP or energy storage proposal 9

Liquidity and Financing As of 06/30/2018 Ratings S&P Moody's Total Liquidity (in millions) Credit Facilities $ 720 Senior Secured A A1 Commercial Paper $ 0 Senior Unsecured BBB+ A3 Letters of Credit $ (64) Commercial Paper A-2 Prime-2 Cash $ 48 Outlook Positive Stable Available $ 704 Q1 2018 Q2 2018 Q3 2018 Q4 2018 up to $75 First Mortgage Bonds $0 $0 $0 million 10